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                                  EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Traci M. Dolan, the Chief Financial Officer of Made2Manage Systems, Inc. (the "Company"), certify that (i) the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods set forth therein.


                                      /s/ TRACI M. DOLAN
                                      ------------------------------------------
                                      Traci M. Dolan, Chief Financial Officer
                                      Date:  November 13, 2002